SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check Appropriate Box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12

                                 @POS.COM, INC.
                                 --------------

                (Name of Registrant as Specified In Its Charter)

                              --------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)      Title of each class of securities to which transaction applies:
               _________________________________________________________________

       2)      Aggregate number of securities to which the transaction applies:
               _________________________________________________________________

       3)      Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________

       4)      Proposed maximum aggregate value of transaction:
               _________________________________________________________________

       5)      Total fee paid:
               _________________________________________________________________

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)      Amount Previously Paid:
               _________________________________________________________________

       2)      Form, Schedule or Registration Statement No.:
               _________________________________________________________________

       3)      Filing Party:
               _________________________________________________________________

       4)      Date Filed:
               _________________________________________________________________

                                [@POS.COM LOGO]





                                 @POS.COM, INC.

                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 468-5400



                                                                   March 1, 2001




Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of @POS.com, Inc. that will be held on March 27, 2001, at 1:30 P.M., at the Company's offices at 3051 North First Street, San Jose, California.

      The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

      After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

      A copy of the Company's 2000 Annual Report to Stockholders is also enclosed.

      The Board of Directors and management look forward to seeing you at the meeting.

                                        Sincerely yours,



                                        Llavanya Fernando
                                        CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                        OFFICER AND CHIEF TECHNOLOGY OFFICER

                                 @POS.COM, INC.

                                 --------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 27, 2001
                                 --------------


To the Stockholders of @POS.com, Inc.:

      The Annual Meeting of Stockholders of @POS.com, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 3051 North First Street, San Jose, California, on Tuesday, March 27, 2001, at 1:30 P.M., Pacific Time, for the following purposes:

     1. To elect directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's 1996 Stock Plan to increase the number of shares available for grant thereunder from 2,950,000 shares to 3,450,000 shares;

     3. To ratify appointment of Arthur Andersen LLP as the Company's independent auditors; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

      Stockholders of record at the close of business on February 15, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 3051 North First Street, San Jose, California, for ten days before the meeting.

      IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                                       By Order of the Board of Directors



                                       Gary Rummelhoff
                                       SECRETARY
March 1, 2001

                                 @POS.COM, INC.
                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134

                                 --------------

                                 PROXY STATEMENT

                                 --------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of @POS.com, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's principle executive offices at 3051 North First Street, San Jose, California, on Tuesday, March 27, 2001, at 1:30 P.M., Pacific Time, and any postponement or adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the two nominees for director listed in this Proxy Statement, "FOR" approval of the proposal to amend the 1996 Stock Plan and "FOR" ratification of Arthur Andersen LLP as the Company's independent auditors.

      Stockholders of record at the close of business on February 15, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. At the close of business on that date, 4,578,927 shares of the Company's common stock, $.001 par value (the "Common Stock") were issued and outstanding, no shares of the Company's Series A Preferred Stock were issued and outstanding, 460,047 shares of the Company's Series B Preferred Stock, $.001 par value were issued and outstanding, no shares of the Company's Series C Preferred Stock were issued and outstanding, and 1,273,149 shares of the Company's Series D Preferred Stock, $.001 par value (together with the Series B Preferred Stock, the "Preferred Stock") were issued and outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. For all matters, each share of Common Stock is entitled to one vote for each share held as of the Record Date, each share of Series B Preferred Stock is entitled to two votes for each share held as of the Record Date and each share of Series D Preferred Stock is entitled to one vote for each share held as of the Record Date.

      Directors are elected by a plurality vote. Each stockholder entitled to vote for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1 - Election of Directors." The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

      The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock and Preferred Stock.

      This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about March 1, 2001.

                                    IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR TO VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

      The Board of Directors proposes the election of two directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

      Names of the nominees and certain biographical information about them are set forth below:

      LLAVANYA FERNANDO, 48, has served as Chairman of the Board of Directors and Chief Executive Officer since January 2001, as Chief Technology Officer since August 1998, as Chief Operating Officer from January 2000 to January 2001, and Vice President of Engineering from December 1995 to August 1998. Prior to joining the Company, Mr. Fernando served as Vice President of Research and Development at Inforite Corporation, a hand held device company, from May 1995 to November 1995. From March 1993 until May 1995, Mr Fernando held the position of Strategic Business Development Manager at Wyse Technology, a terminal peripherals manufacturing company. Mr. Fernando received B.S. and M.S. degrees in the field of Electronics and Systems Engineering from the University of Reading in the United Kingdom.

      MATTHEW C. GRAVES, 44, has served as a member of the Board of Directors since January 2000. He has served as Vice President - Mergers & Acquisitions at Commerce One, a marketplace solutions company, since October 2000. Prior to joining Commerce One, Mr. Graves served as Senior Vice President of Business Development at Biztro, Inc. from March 2000 to October 2000. From November 1999 to March 2000, Mr. Graves served as President and a director of Allstate Bank. From January 1997 to October 2000, Mr. Graves served as Senior Vice President of Payments Strategies at Wells Fargo Bank, N.A. From October 1989 to January 1997, Mr. Graves served as President at FirsTech, Inc., a payment solutions company. Mr. Graves received a B.S. in Accountacy from Northern Illinois University and an M.B.A. from the University of Illinois.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

      The nominees receiving the highest number of affirmative votes of the shares entitled to be voted at the Annual Meeting shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH ABOVE.

SERIES D PREFERRED STOCK DIRECTOR

      The holders of the Series D Preferred Stock may elect the Series D Preferred Stock Director, provided that such person is reasonably acceptable to the Company's Board of Directors. For your information, the holders of the Series D Preferred Stock have designated by written consent Edward M. Kolasinski as the Series D Preferred Stock Director. Certain biographical information regarding Mr. Kolasinski is set forth below:

      EDWARD M. KOLASINSKI, 42, has served as a director of the Company since October 2000. Mr. Kolasinksi has served as Vice President, Finance and Chief Financial Officer of Welch Allyn Protocol, Inc., a medical equipment company and a wholly owned subsidiary of Welch Allyn, Inc., since August 2000, at which time Welch Allyn, Inc. acquired Protocol Systems, Inc. From September 1999 to July 2000, Mr. Kolasinski served as Vice President, Finance, Chief Financial Officer and Treasurer of Protocol Systems, Inc., a medical equipment company. From July 1996 to August 1999, Mr. Kolasinski served as President of Pryon Corporation, a medical equipment company, after its acquisition by Protocol Systems, Inc. in July 1996. From 1990 to July 1996, Mr. Kolasinski served as Vice

President, Finance and Chief Financial Officer of Pryon Corporation. Mr. Kolasinski received a B.S. in Business Administration from the University of Wisconsin.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors held 12 meetings during the fiscal year ended June 30, 2000. In addition, the Board of Directors approved certain matters by unanimous written consent without a meeting. Neither of the nominees for director was a member of the Board of Directors during the fiscal year ended June 30, 2000.

      The Board of Directors has established a Compensation Committee and an Audit Committee.

      The current members of the Compensation Committee are Matthew Graves and Edward Kolasinksi. During the fiscal year ended June 30, 2000, Robb Wilmot and Kevin Jost, former members of our Board of Directors, were members of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended June 30, 2000. The Compensation Committee's functions are to determine annual cash compensation of officers, and to deal with issues relating to stock options and other incentive compensation.

      The current members of the Audit Committee are Matthew Graves and Edward Kolasinski. During the fiscal year ended June 30, 2000, Michael Dorsey and Kevin Jost, former members of our Board of Directors, were members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended June 30, 2000. The Audit Committee's functions are to review and monitor the corporate financial reporting and the internal and external audits of the Company. Additional information regarding the Audit Committee, including the Audit Committee Report, appear in the section of this Proxy Statement entitled "Audit Committee."

COMPENSATION OF DIRECTORS

      Other than as set forth below, the Company has not paid any annual retainer, per-meeting fee, or any other compensation to any director or former director, aside from fees payable to such directors for their services as officers or employees of the Company.

      Pursuant to a letter agreement dated April 24, 2000, Aziz Valliani received an option to purchase 60,000 shares of Common Stock at an exercise price of $2.875 per share, vesting ratably over 48 months. At his January 26, 2001 resignation, 50,000 unvested shares were cancelled. See "Employment Agreements."

      On November 18, 1999, Robb Wilmot received options to purchase 125,000 shares of Common Stock at an exercise price of $1.50 per share, vesting ratably over 60 months. Mr. Wilmot serves an adviser to the Board of Directors. See Note
(3) to "Security Ownership of Certain Beneficial Owners and Management."

                                 AUDIT COMMITTEE

      The Audit Committee is responsible for providing independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Board of Directors has not adopted a written charter for the Audit Committee. The current members of the Audit Committee, Matthew Graves and Edward Kolasinski, are both independent, as that term is defined in the listing requirements of The Nasdaq Stock Market.

AUDIT COMMITTEE REPORT

      The current members of the Audit Committee have been advised of the following information relating to the former Audit Committee's activities during and in connection with the fiscal year ended June 30, 2000. The Audit Committee, as formerly constituted, met with the independent accountants to discuss the third quarter financial statements in connection with the preparation of the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000. The former Audit Committee did not review or discuss the annual financial statements with management or the independent accountants. Nor did the former Audit Committee receive or review written disclosures or a letter from the accountants concerning their independence as required under Independence Standards Board No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. Moreover, the former Audit Committee did not make any recommendations regarding the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000 as filed with the Securities and Exchange Commission.

                                            Matthew C. Graves
                                            Edward M. Kolasinski

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of February 15, 2001 as to shares of the Common Stock and Preferred Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Officers-- Summary Compensation Table," and (iv) all current directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

                                                                                          AMOUNT AND
                                                                                          NATURE OF
                                                                                          BENEFICIAL     PERCENT
  TITLE OF CLASS                  NAME AND ADDRESS OF BENEFICIAL OWNER(1)                OWNERSHIP (2)   OF CLASS
------------------   ---------------------------------------------------------------    --------------- ----------

Common Stock         Michael Dorsey (3) (4)                                                 150,985          3.3%
Common Stock         Llavanya Fernando (5)                                                  343,257          7.2
Common Stock         Matthew C. Graves (6)                                                    4,167          *
Common Stock         Edward M. Kolasinski (7)                                                     0          *
Common Stock         David M. Licurse, Sr. (8)                                              254,722          5.5
Common Stock         Aziz Valliani (9)                                                      565,391         11.6
Common Stock         U.S. Venture Partners                                                  444,444          9.7
                          Attn: David Hesse
                          Curtis, Malett-Prevost, Colt & Mosle LLP
                          101 Park Ave.
                          New York, NY 10178-0061
Common Stock         Wilmot Living Trust (10)                                               521,111         11.4
                          13333 La Cuesta Drive
                          Los Altos, CA 94022
Common Stock         All directors and executive officers as a group (5 persons) (11)       380,063          8.0
Series B Preferred   Life Investors Insurance Company of America                            352,942         76.7
Stock                     4333 Edgewood Road NE
                          Cedar Rapids, IA 52499
Series B Preferred   Rainbow Technologies                                                    90,993         19.8
Stock                     50 Technology Drive
                          Irvine, CA 92718
Series D Preferred   Welch Allyn, Inc. (7)                                                1,273,149        100.0
Stock                     4619 Jordan Road
                          Skaneateles Falls, NY 13153
Preferred Stock      All directors and executive officers as a group (1 person) (7)       1,273,149         73.5


---------

*    Less than 1%.

(1) Unless otherwise indicated, the address for all persons is c/o @POS.com, Inc., 3051 North First Street, San Jose, California 95134.
(2) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual or entity has the right to acquire within 60 days of February 15, 2001 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(3) As stated in Amendment No. 2 to the Company's Annual Report on Form 10-KSB, certain individuals served as directors and/or officers of the Company during its fiscal year ended June 30, 2000. The Company determined that these individuals had not been elected and/or appointed in accordance with the provisions of the

     Company's Bylaws. Since that time, the Company has taken action to properly elect and/or appoint individuals to the appropriate positions.
(4) Includes 31,874 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2001.
(5) Consists of 179,049 shares held by the Llavanya X. Fernando Trust for which Mr. Fernando has voting and investment control, and 164,208 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2001.
(6) Consists of 4,167 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2000.
(7) Edward M. Kolasinski, Vice President, Finance and Chief Financial Officer of Welch Allyn Protocol, Inc., a wholly owned subsidiary of Welch Allyn, Inc. and a director of the Company, disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(8) Includes 92,294 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2001.
(9) Includes 311,458 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2001.
(10) Includes 15,000 shares subject to currently available options or options exercisable within 60 days of February 15, 2001 granted to Robb Wilmot. Dr. Wilmot is a trustee of the Wilmot Living Trust, an adviser to the Company's Board of Directors, a former consultant to the Company and a former director (see Note (3)).
(11) Includes 195,458 shares subject to currently exercisable options or options exercisable within 60 days of February 15, 2001.

                              RELATED TRANSACTIONS

      During fiscal 2000, the Company realized $581,000 in license revenue from Hand Held Products, a Welch Allyn affiliate. Kevin Jost, a former member of the Company's Board of Directors, is a senior executive of Hand Held Products, and Edward Kolasinski, a current member of the Company's Board of Directors, is a senior executive of Welch Allyn Protocol, Inc., a wholly owned subsidiary of Welch Allyn, Inc. In addition, Welch Allyn, Inc. owns 100% of the Company's outstanding shares of Series D Preferred Stock, representing 73.5% of all of the Company's outstanding shares of Preferred Stock.

                               EXECUTIVE OFFICERS

      The executive officers of the Company include Llavanya Fernando, Chairman of the Board of Directors, Chief Executive Officer and Chief Technology Officer, about whom information is provided above, and the following persons:

NAME                  AGE       POSITION
--------------------------------------------------------------------------------

Gary Rummelhoff       45        Chief Financial Officer and Vice President of
                                Operations

James Boyer           49        Vice President, Business Development

EXECUTIVE PROFILES

      GARY RUMMELHOFF has served as the Chief Financial Officer and Vice President of Operations since March 2000. Prior to joining the Company, Mr. Rummelhoff served as acting Chief Financial Officer and Secretary at Advantest America, Inc., a semiconductor equipment manufacturing company, from July, 1998 to March 2000. From November 1993 to July 1998, Mr. Rummelhoff held several senior level finance positions at Software Logistix Corp. (d.b.a. Logistix), a manufacturing services company, including Director of Finance, Director of Business Strategy & Alliance and Corporate Controller. Mr. Rummelhoff received a B.S. in Business Administration from the University of Missouri and an M.B.A. from Southern Methodist University.

      JAMES BOYER has served as Vice President, Business Development since August 2000. Prior to joining the Company, Mr. Boyer served as Director of Global Product Marketing for the DVD division of Zomax, Inc. from January 1999 to August 2000. From March 1993 to December 1998, Mr. Boyer served as Vice President of Kao Infosystems, a software services company. Mr. Boyer received a B.S. in Electrical Engineering from the University of Delaware.

EXECUTIVE COMPENSATION

      The following table summarizes all compensation paid to the Company's former Acting Chief Executive Officer, former Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose annual compensation exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years ended June 30, 2000, 1999 and 1998.

                                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION          LONG TERM COMPENSATION AWARDS
                                               ------------------------------    -----------------------------

NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)       BONUS ($)     SECURITIES UNDERLYING OPTIONS (#)
---------------------------             ----     ----------       ---------     ---------------------------------

Michael Dorsey(1)                       2000       16,410               --                  255,000
     Former Acting Chief Executive
     Officer

Aziz Valliani                           2000       155,729         101,200                  160,000
     Former Director and Former         1999       287,500          95,000                   30,000
     President and Chief Executive      1998       260,000          40,000                   20,000
     Officer

David M. Licurse, Sr.                   2000       194,015          24,000                   47,966
     Former Chief Business Officer,     1999       160,125          40,000                   20,000
     Acting Chief Financial Officer     1998       145,125          22,500                   24,000
     and Vice President of Operations

Llavanya Fernando(2)                    2000       190,053          38,131                  256,824
     Chairman of the Board, Chief       1999       173,400          30,000                   17,500
     Executive Officer and Chief        1998       158,400          21,500                   12,000
     Technology Officer; Former Chief
     Operating Officer


---------------

(1) Mr. Dorsey served as the Company's Acting Chief Executive Officer from May 2000 to December 2000, as Chairman of the Board of Directors from May 2000 to October 2000, and as a director from January 2000 to October 2000. See Note (3) to "Security Ownership of Certain Beneficial Owners and Management."

(2) Mr. Fernando has served as Chief Technology Officer since August 1998 and served as Chief Operating Officer from January 2000 to January 2001. Mr. Fernando has also served as Chairman of the Board of Directors and Chief Executive Officer since January 2001.

      The following tables set forth certain information for the fiscal year ended June 30, 2000 with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                                            OPTION GRANTS IN FISCAL YEAR 2000
                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION FOR OPTION
                                              INDIVIDUAL GRANTS                                   TERM ($)(5)
                         -------------------------------------------------------------  -------------------------------
                           NUMBER OF         % OF
                           SECURITIES    TOTAL OPTIONS
                           UNDERLYING      GRANTED TO      EXERCISE
                            OPTIONS       EMPLOYEES IN       PRICE        EXPIRATION
          NAME              GRANTED       FISCAL YEAR      ($/SHARE)         DATE             5%              10%
-----------------------  -------------  ---------------  -------------   -------------  --------------   --------------

Michael Dorsey               255,000 (1)     19.4%           $2.875         5/24/10        $461,058        $1,168,412

Aziz Valliani                 50,000 (2)      3.8             4.500          7/1/09         141,501           358,592
                              50,000 (2)      3.8             5.875          7/9/09         184,738           468,162
                              60,000 (3)      4.6             2.875         5/24/10         108,484           274,921

David M. Licurse, Sr.          9,500 (1)      0.7             4.500          7/1/09          26,885            68,132
                              11,139 (4)      0.8             4.000          9/8/09          28,021            71,011
                              27,327 (1)      2.1             2.375          1/8/10          40,816           103,436

Llavanya Fernando             17,500 (1)      1.3             4.500          7/1/09          49,525           125,507
                              14,324 (4)      1.1             4.000          9/8/09          36,033            91,315
                             225,000 (1)     17.9             2.375          1/8/10         336,066           851,656


---------------

(1) These options have a 10-year term and vest at the rate of 25% per year over a 4-year period. Mr. Dorsey's unvested options were cancelled after he ceased serving as an officer and director of the Company. For information regarding vesting of Mr. Licurse's options, see "Employment Agreements."
(2) These options have a 10-year term and were fully vested on May 24, 2000 according to a letter agreement. See "Employment Agreements."
(3) These options have a 10-year term and vest monthly over 48 months. On January 26, 2001, 50,000 unvested shares were cancelled. See "Employment Agreements."
(4) These options have a 10-year term and vest monthly over 18 months. For information regarding vesting of Mr. Licurse's options, see "Employment Agreements."
(5) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of its Common Stock. There can be no assurance that any of the values reflected in the table will be achieved.


                    AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000 AND OPTION VALUES AT JUNE 30, 2000

                                                                                                     VALUE OF
                                                                          NUMBER OF                 UNEXERCISED
                                                                    SECURITIES UNDERLYING          IN-THE-MONEY
                                                                    UNEXERCISED OPTIONS AT          OPTIONS AT
                                                                      JUNE 30, 2000 (#)        JUNE 30, 2000 ($) (1)
                              SHARES ACQUIRED        VALUE      --------------------------- ---------------------------
NAME                          ON EXERCISE (#)     REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------- ------------------- --------------- --------------------------- ---------------------------

Michael Dorsey                      ___               ___                    0/255,000                 $0/$0

Aziz Valliani                       ___               ___              302,708/58,750             254,817/0

David M. Licurse, Sr.               ___               ___               79,992/63,474              60,164/16

Llavanya Fernando                   ___               ___               71,106/265,218             68,252/105,576


---------------
(1) Calculated by determining the difference between the fair market value of the securities underlying the option at June 30, 2000 ($2.813 per share as determined by the average of the ask and bid prices on the OTC market on June 30, 2000) and the exercise price of the option.

EMPLOYMENT AGREEMENTS

      The Company entered into a Confidential Resignation Agreement and Release of Claims with David Licurse, former Chief Financial Officer and Vice President of Operations, as of February 29, 2000 (the "Severance Agreement"). Pursuant to the Severance Agreement, the Company agreed to retain Mr. Licurse as a consultant through November 30, 2000 for a fee equal to Mr. Licurse's base pay as of February 29, 2000. In addition, Mr. Licurse's options continued to vest until November 30, 2000. Upon the termination of Mr. Licurse's consulting services, the Company's option to repurchase 163,000 shares of common stock held by Mr. Licurse were released.

      Pursuant to a letter agreement dated April 24, 2000, between the Company and Aziz Valliani, Mr. Valliani transitioned from Chief Executive Officer of the Company to become the Chairman, Chief Executive Officer and President of Crossvue.com, Inc., then a majority-owned subsidiary of the Company, Mr. Valliani remained a member of the Company's Board of Directors. The agreement provides for accelerated vesting of Mr. Valliani's stock options, such that options to purchase an aggregate of 100,000 shares of Common Stock became fully vested. In addition, Mr. Valliani was granted an option to purchase 60,000 shares of Common Stock at an exercise price of $2.875 per share, which vested monthly over a four-year period, until Mr. Valliani resigned as a director on January 26, 2001, at which time 50,000 unvested shares were cancelled. Mr. Valliani's remaining options will be cancelled on April 26, 2001.

                                   PROPOSAL 2

                      PROPOSAL TO AMEND THE 1996 STOCK PLAN

      In February 2001, the Board of Directors approved an amendment to the Company's 1996 Stock Plan (as amended, the "1996 Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the 1996 Stock Plan is qualified by reference to the terms of the 1996 Stock Plan, a copy of which is available without charge upon stockholder request to Gary Rummelhoff, Secretary, @POS.com, Inc., 3051 North First Street, San Jose, California 95134.

SUMMARY OF AMENDMENT

      The amendment to the 1996 Stock Plan approved by the Board of Directors and submitted for stockholder approval is an increase in the number of shares of Common Stock reserved for issuance under the 1996 Stock Plan by 500,000 shares from 2,950,000 to 3,450,000.

1996 STOCK PLAN

      The 1996 Stock Plan was adopted by the Board of Directors on October 22, 1996 and first approved by the Company's stockholders on January 31, 1997. The purposes of the 1996 Stock Plan are to enable the Company to attract and retain the best available personnel for positions of substantial responsibility within the Company, to provide additional incentive to employees, directors and consultants of or to the Company, and to promote the success of the Company's business.

      The 1996 Stock Plan provides for the grant of stock purchase rights ("SPRs"), and both incentive stock options ("ISOs") to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSOs") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) and directors of the Company or any subsidiary and any consultant (including an advisor) who is engaged to render services for the Company or a subsidiary are eligible to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of December 31, 2000, 36 employees were eligible to be considered for the grant of options under 1996 Stock Plan.

      A total of 3,450,000 shares of Common Stock (including the 500,000 shares subject to stockholder approval) have been reserved for issuance under the 1996 Stock Plan. If any option granted under the 1996 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of December 31, 2000, the Company had outstanding options under the Stock Plan to purchase an aggregate of 1,529,684 shares of Common Stock at exercise prices ranging from $1.375 to $5.875 per share, or a weighted average per share exercise price of $2.75. A total of 1,354,288 shares of Common Stock (including the 500,000 shares subject to stockholder approval) are available for future grant of options under the 1996 Stock Plan.

      The Compensation Committee has not made any determination with respect to future awards under the 1996 Stock Plan, including any award of the additional 500,000 shares of stock that the stockholders are being asked to approve, and any allocation of such awards, will be made only in accordance with the provisions of the 1996 Stock Plan. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company.

      Details on options granted during the fiscal year ended June 30, 2000 to the executive officers named in the Summary Compensation Table are presented in such table. In addition, during the fiscal year ended June 30, 2000, the following persons or groups received, in total, options or SPRs to purchase shares of Common Stock under the 1996 Stock Plan as follows: (i) all current executive officers of the Company, as a group: 356,824 shares; (ii) all current directors who are not executive officers, as a group: 0 shares; (iii) each nominee for director (other than Llavanya Fernando, who is listed in the Summary Compensation Table): Matthew C. Graves, 0 shares, and Edward

M. Kolasinski, 0 shares; and (iv) all employees of the Company, including all current officers who are not executive officers, as a group: 1,285,674 shares.

      ADMINISTRATION

      By its terms, the 1996 Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors, which committee shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. The 1996 Stock Plan currently is administered by the Compensation Committee, which consists of two disinterested members of the Board of Directors. Subject to the limitations set forth in the 1996 Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options or SPRs will be granted, the number of shares to be granted, the term during which an option or SPR may be exercised and the rate at which the options or SPRs may be exercised.

      TERMS OF OPTIONS AND OF SHARES OFFERED FOR SALE

      Options and SPRs granted under the 1996 Stock Plan are not generally transferable by the optionee, and each option and SPR is exercisable during the lifetime of the optionee only by such optionee. Stock options granted under the 1996 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date three months after termination of the optionee's employment, or within 12 months after such optionee's termination by death or disability (or such other period of time specified in the optionee's option agreement), but in no event later than the expiration of the option's term as set forth in the notice of grant. In the case of SPRs, unless the Compensation Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Compensation Committee.

      The exercise price of all ISOs granted under the Stock Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of NSOs and SPRs granted under the Stock Plan is determined by the Compensation Committee, but with respect to NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any ISO must be at least 110% of the fair market value of the Common Stock on the grant date and the term of such ISO must not exceed five years. The term of all other options granted under the 1996 Stock Plan may not exceed 10 years. The Company receives no monetary consideration for the granting of options or SPRs under the 1996 Stock Plan. On February 13, 2001, the closing sale price per share for the Common Stock on the OTC Bulletin Board was $0.25. The exercise price must be paid in full at the time of exercise. Under the 1996 Stock Plan, the exercise price is payable in cash or, in certain circumstances, by cashless exercise under a program implemented by the Company, by Common Stock or by promissory note.

      Options and SPRs may have such terms and be exercisable in such manner and at such times as the Compensation Committee may determine. A holder of shares issued pursuant to the exercise of options or SPRs under the 1996 Stock Plan has the same voting, dividend and other rights as the Company's other holders of Common Stock.

      AMENDMENT AND TERMINATION

      The 1996 Stock Plan may be amended, altered, suspended or terminated at any time by the Board of Directors, subject to applicable laws and provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the 1996 Stock Plan. Unless sooner terminated by the Board of Directors, the 1996 Stock Plan will terminate on October 22, 2006, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

      EFFECT OF CERTAIN CORPORATE EVENTS

      In the event of any increase or decrease in the number of shares of Common Stock resulting from any stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board of Directors will make proportionate adjustments in the number and/or exercise price of outstanding options or SPRs and/or the number of shares available under the 1996 Stock Plan, as appropriate.

      In the event of a merger of the Company with or into another corporation, or a sale of all or substantially all of the Company's assets, each option or SPR shall be assumed or an equivalent option or right substituted by the successor corporation. If the outstanding options and SPRs are not assumed or substituted as described in the preceding sentence, the optionee shall fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares which would not otherwise exercisable. If an option or SPR becomes fully vested and exercisable in the event of a merger or sale of assets, the administrator of the 1996 Stock Plan shall notify the optionee that the option or SPR shall be fully vested and exercisable for a period of 15 days from the date of the notice, and the option or SPR will terminate upon the expiration of such period.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND SPRS UNDER THE 1996 STOCK PLAN

      Neither the optionee nor the Company will incur any federal income tax consequences as a result of the grant of an ISO, NSO or an SPR.

      The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised.

      Upon exercising an NSO or an SPR with respect to shares that are NOT subject to a substantial risk of forfeiture, the optionee generally must recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of purchase over the amount (if any) paid for the shares upon exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO or SPR is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO or SPR.

      Upon exercising an NSO or an SPR with respect to shares that ARE subject to a substantial risk of forfeiture, absent a section 83(b) election (as described below) an optionee will not recognize taxable income at the time the shares are purchased through exercise, and the Company will not be entitled to a deduction at that time. When the repurchase option lapses, the holder will recognize ordinary income in an amount equal to the excess of the then fair market value of those shares over the amount (if any) paid for the shares, and the Company will be entitled to a corresponding deduction. Dividends paid, with respect to the restricted shares, to the holder during the restriction period will be treated as compensation income to the holder and will be deductible as such by the Company.

      The tax treatment of a disposition of shares acquired upon exercise of an ISO, NSO or SPR depends upon how long the shares have been held and upon whether such shares were acquired by exercising an ISO or by exercising an NSO or SPR. The Company will not be entitled to a deduction in connection with a disposition of shares acquired through the exercise of an ISO, except in the case of a disposition of shares, acquired through the exercise of an ISO, before the applicable ISO holding periods have been satisfied (i.e., a disposition of shares, acquired by exercise of an ISO, within two years of the ISO grant or one year of the ISO exercise). Gains or losses realized by the holder upon disposition of shares acquired by the exercise of an NSO or an SPR will be treated as capital gains and losses (and eligible for long-term capital gains treatment if applicable holding periods of one year or more have been met), with the holder's basis in such shares equal to the fair market value of the shares when the repurchase option lapses.

      A holder of restricted stock acquired upon the early exercise of an NSO or an SPR may elect pursuant to section 83(b) of the Code to have the income recognized and measured by the spread between the fair market value at date of purchase and the exercise price (rather than fair market value at the later date of vesting upon lapse of the

Company's repurchase option), and to have the applicable capital gain holding period commence as of the date of the section 83(b) election. Dividends paid on restricted shares for which a section 83(b) election has been made are reportable as dividend income.

      The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1996 Stock Plan.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

      Approval of the amendment of the Company's 1996 Stock Plan will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK PLAN.


                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors has appointed the firm of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending June 30, 2001, subject to ratification by the stockholders. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

      Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Board of Directors will review its selection of the Company's independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

      During the fiscal year ended June 30, 2000, Arthur Anderson LLP, the Company's independent auditors and principal accountant, billed the Company the fees set forth below. As Arthur Andersen LLP has not provided non-audit services to the Company, the Audit Committee has not considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the principal accountant's independence.

                       FINANCIAL INFORMATION SYSTEMS
   AUDIT FEES          DESIGN AND IMPLEMENTATION FEES         ALL OTHER FEES
   ----------          ------------------------------         --------------

     $93,000                         $0                            $0

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

      The Annual Meeting will be held on March 27, 2001, and was delayed from the Company's customary December date for its annual meetings. Therefore the meeting relating to this proxy statement is considered the 2000 Annual Meeting of Stockholders. The Company anticipates that, consistent with its 1998 and 1999 Annual Meetings of Stockholders, its 2001 Annual Meeting of Stockholders will be held in December 2001. To provide stockholders with the deadline for submitting stockholder proposals for the 2001 Annual Meeting, the Company has determined the deadline for receipt of proposals of stockholders that are intended to be included in the proxy statement and form of proxy based on the November 5, 1999 distribution date for the proxy materials for the 1999 Annual Meeting of Stockholders and in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Secretary of the Company no later than August 31, 2001 to be included in the Company's proxy statement and form of proxy relating to that meeting.

      A stockholder's nomination for director for the 2001 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the nomination in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 14 days nor more than 50 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 20 days prior to the meeting date, the Company must receive the stockholder's notice by the close of business on the 7th day after the day the Company mailed notice of the annual meeting date.

      In accordance with Exchange Act Rule 14a-4(c)(1), a proposal not included in the Company's proxy statement will be ineligible for presentation at the 2001 Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Rule provides that the Company must have received the stockholder's notice not less than 45 days prior to the scheduled date of the 2001 Annual Meeting. However, as the Company anticipates that the 2001 Annual Meeting of Stockholders will be held in December 2001 as opposed to March 2002, notice of the proposal must be received by the Company within a reasonable time before the Company mails its proxy materials. The Company hereby gives notice that a proposal not included in the Company's proxy statement will be ineligible for presentation at the 2001 Annual Meeting unless the stockholder gives notice in writing to the Company no later than September 21, 2001.

                                  OTHER MATTERS

      The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.

      To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations from certain persons that certain of such reports were not required to be filed by such persons, no officer, director or person who owns more than 10% of a registered class of the Company's equity securities failed to file on a timely basis reports required under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 2000, except that with respect to the following individuals the forms noted were not filed for the number of transactions indicated: Mr. Dorsey, a Form 3 upon appointment as a director of the Company (see Note (1) to the Summary Compensation Table above) and with respect to one transaction, and one Form 4 with respect to three transactions; Mr. Licurse, five Forms 4 with respect to six transactions; Mr.

Rummelhoff, a Form 3 upon appointment as an executive officer of the Company and with respect to one transaction, and two Forms 4 with respect to two transactions; Mr. Valliani, four Forms 4 with respect to five transactions; Mr. Fernando, six Forms 4 with respect to six transactions; and Dr. Wilmot, a Form 3 upon appointment as a director of the Company (see Note (1) to the Summary Compensation Table above--Dr. Wilmot served as a director from December 1999 to October 2000) and with respect to one transaction, and 10 Forms 4 with respect to 32 transactions.

      Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                        By order of the Board of Directors.



                                        Llavanya Fernando
                                        CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                        OFFICER AND CHIEF TECHNOLOGY OFFICER
March 1, 2001


PROXY                                                                                                             PROXY
                                                     @POS.COM, INC.

                                   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                           FOR ANNUAL MEETING - MARCH 27, 2001

      The undersigned hereby appoints Llavanya Fernando and Gary Rummelhoff, or either of them, as Proxy, each with full power of substitution, to represent and vote all shares of stock of @pos.com, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of the Company, to be held on March 27, 2001 at
1:30 p.m. at the corporate offices of the Company, located at 3051 North First Street, San Jose, CA 95134, or at any
postponement or adjournment thereof, on the proposals set forth on the reverse side, and in their discretion upon such other business as may properly come before the Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2 AND 3.

1. ELECTION OF DIRECTORS
   |_| FOR all nominees listed below for the terms set forth in the         |_|  WITHHOLD AUTHORITY to vote for the
       Proxy Statement (EXCEPT AS MARKED TO THE CONTRARY BELOW)                  nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THOUGH OR OTHERWISE STRIKE OUT THE
NOMINEE'S NAME BELOW)
                                 Matthew C. Graves          Llavanya Fernando


                                    (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


2.   Proposal to amend the Company's 1996 Stock Plan to increase the number of shares available for grant thereunder from 2,950,000 shares to 3,450,000 shares.
                                     |_| FOR         |_| AGAINST         |_| ABSTAIN

3.   Ratification of Arthur Andersen LLP as the Company's independent public accountants.
                                     |_| FOR         |_| AGAINST         |_| ABSTAIN

4.   In their discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR ITEMS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


|_| MARK IF YOU PLAN TO ATTEND THE MEETING.                            Date: ______________________, 2001.


                                                                       _________________________________________________
                                                                                              Signature


                                                                       _________________________________________________
                                                                                              Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS                                Please sign exactly as your name appears hereon.
PROXY IN THE ENCLOSED ENVELOPE.                                        Persons signing as officers or in a fiduciary
                                                                       capacity should so indicate. If shares are held
                                                                       by joint tenants or as a community property, both
                                                                       should sign.

                                    APPENDIX


                            MOBINETIX SYSTEMS, INC.*
                                1996 STOCK PLAN
                     (as amended by the Board of Directors
                          in February 2001, subject to
                             stockholder approval)



         1. Purposes of the Plan. The purposes of this Stock Plan are:

                 o to attract and retain the best available personnel for positions of substantial responsibility,

                 o to provide additional incentive to Employees, Directors and Consultants, and

                 o        to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                 (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                 (c) "Board" means the Board of Directors of the Company.

                 (d) "Code" means the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                 (f) "Common Stock" means the common stock of the Company.

                 (g) "Company" means Mobinetix Systems, Inc.*, a Delaware corporation.

                 (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                 (i)      "Director" means a member of the Board.
_______________

*    On June 29, 1999, the Company's name was changed to @POS.com, Inc.

                 (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                 (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                 (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                          (i)     If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                          (iii)   In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                 (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                 (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                 (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                 (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (r) "Option" means a stock option granted pursuant to the Plan.

                 (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                 (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                 (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                 (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                 (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (x) "Plan" means this 1996 Stock Plan.

                 (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                 (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                 (bb)     "Section 16(b)" means Section 16(b) of the Exchange
Act.

                 (cc) "Service Provider" means an Employee, Director or Consultant.

                 (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                 (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                 (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,450,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

                 (a)      Procedure.

                          (i)     Multiple Administrative Bodies.  The Plan may
be administered by different Committees with respect to different groups of Service Providers.

                          (ii) Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                          (iii) Rule 16b-3. To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                          (iv)    Other Administration.  Other than as provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                 (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                          (i)     to determine the Fair Market Value;

                          (ii)    to select the Service Providers to whom
Options and Stock Purchase Rights may be granted hereunder;

                          (iii)   to determine the number of shares of Common
Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                          (iv)    to approve forms of agreement for use under
the Plan;

                          (v)     to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                          (vi)    to reduce the exercise price of any Option or
Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                          (vii)   to institute an Option Exchange Program;

                          (viii)  to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan;

                          (ix)    to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                          (x)     to modify or amend each Option or Stock
Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                          (xi)    to allow Optionees to satisfy withholding tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld.

The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                          (xii)   to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                          (xiii)  to make all other determinations deemed
necessary or advisable for administering the Plan.

                 (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6.      Limitations.

                 (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                 (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9.      Option Exercise Price and Consideration.

                 (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                          (i)     In the case of an Incentive Stock Option

                                  (A)      granted to an Employee who, at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                  (B)      granted to any Employee other than
an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (ii) In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (iii)   Notwithstanding the foregoing, Options may be
granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                 (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                 (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                          (i)     cash;

                          (ii)    check;

                          (iii)   promissory note;

                          (iv) other Shares which (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                          (v)     consideration received by the Company under a
cashless exercise program implemented by the Company in connection with the Plan;

                          (vi)    a reduction in the amount of any Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                          (vii)   any combination of the foregoing methods of
payment; or

                          (viii)  such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10.     Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                          An Option shall be deemed exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                          Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                 (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                 (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                 (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11.     Stock Purchase Rights.

                 (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                 (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                 (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                 (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.


                 (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                 (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                 (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                 (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         16.     Conditions Upon Issuance of Shares.

                 (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.